                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: July 10, 2000

                   Newcourt Equipment Trust Securities 1998-2


    A New York                Commission File              I.R.S. Employer
   Corporation                 NO. 333-34793                No. 13-7135550


                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500




                                  Page 2 of 9










NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
MONTHLY SERVICING REPORT
DETERMINATION DATE:                                                  JULY 10, 2000      PAYMENT DATE:     JULY 17, 2000
COLLECTION PERIOD:                                                   JUNE 30, 2000

ITEM 5.   OTHER
I.    INFORMATION REGARDING THE CONTRACTS
 1.  CONTRACT POOL PRINCIPAL BALANCE
     a.    Beginning of Collection Period                                         $694,876,813
     b.    End of Collection Period                                               $664,400,525
     c.    Reduction for Collection Period                                        $ 30,476,288
 2.  DELINQUENT SCHEDULED PAYMENTS
     a.    Beginning of Collection Period                                         $ 10,899,774
     b.    End of Collection Period                                               $ 11,464,522
 3.  LIQUIDATED CONTRACTS
     a.    Number of Liquidated Contracts                                                  204
           with respect to Collection Period                                               ---
     b.    Required Payoff Amounts of Liquidated Contracts                        $  1,921,252
     c.    Total Reserve for Liquidation Expenses                                 $         --
     d.    Total Liquidation Proceeds Received                                    $    756,272
     e.    Liquidation Proceeds Allocated to Owner Trust                          $    658,578
     f.    Liquidation Proceeds Allocated to Depositor                            $     97,693
     g.    Current Realized Losses                                                $  1,262,674
 4.  PREPAID CONTACTS
     a.    Number of Prepaid Contracts with respect                                        195
           to Collection Period                                                            ---
     b.    Required Payoff Amounts of Prepaid Contracts                           $  2,417,464
 5.  PURCHASED CONTRACTS (BY TCC)
     a.    Number of Contracts Purchased by TCC with                                         0
           respect to Collection Period                                                     --
     b.    Required Payoff Amounts of Purchased Contracts                         $        --

        6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                                           -----------------------------------------------------------------------------------
                                                                                                             % OF AGGREGATE
                                            NUMBER OF             % OF          AGGREGATE REQUIRED          REQUIRED PAYOFF
                                            CONTRACTS           CONTRACTS         PAYOFF AMOUNTS               AMOUNTS
                                           -----------------------------------------------------------------------------------
           a.    Current                      49,319               90.88%          $624,264,927                  92.37%
           b.    31-60 days                    2,395                4.41%          $ 27,170,842                   4.02%
           c.    61-90 days                    1,149                2.12%          $ 11,951,787                   1.77%
           d.    91-120 days                     551                1.02%          $  5,866,545                   0.87%
           e.    120+ days                       854                1.57%          $  6,610,945                   0.98%
           f.    Total                        54,268              100.00%          $675,865,046                 100.00%


 7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

    -------------------------------------------------------------------------------------------------------------------------
                                            % OF                  % OF                  % OF                   % OF
                                          AGGREGATE              AGGREGATE             AGGREGATE              AGGREGATE
                                        REQUIRED PAYOFF      REQUIRED PAYOFF       REQUIRED PAYOFF         REQUIRED PAYOFF
                                           AMOUNTS               AMOUNTS               AMOUNTS                AMOUNTS

                 COLLECTION
                   PERIODS            31-60 DAYS PAST DUE   61-90 DAYS PAST DUE   91-120 DAYS PAST DUE    120+ DAYS PAST DUE
    -------------------------------------------------------------------------------------------------------------------------
                    6/30/00                  4.02%                1.77%                  0.87%                  0.98%
                    5/31/00                  4.37%                1.59%                  0.88%                  0.91%
                    4/30/00                  4.45%                1.75%                  0.77%                  0.94%
                    3/31/00                  4.33%                1.68%                  0.82%                  0.90%
                    2/29/00                  5.27%                1.81%                  0.85%                  1.13%
                    1/31/00                  5.21%                1.73%                  0.97%                  1.06%
                   12/31/99                  5.36%                1.89%                  1.00%                  1.02%
                   11/30/99                  5.15%                1.75%                  1.10%                  1.18%
                   10/31/99                  5.05%                1.91%                  1.04%                  0.95%
                    9/30/99                  4.32%                1.77%                  0.72%                  0.92%
                    8/31/99                  4.44%                1.58%                  0.68%                  0.79%
                    7/31/99                  4.50%                1.51%                  0.82%                  0.71%
                    6/30/99                  4.21%                1.83%                  0.67%                  0.67%
                    5/31/99                  5.11%                1.70%                  0.68%                  0.58%
                    4/30/99                  4.19%                1.28%                  0.53%                  0.52%
                   03/31/99                  4.41%                1.34%                  0.56%                  0.54%
                   02/28/99                  5.64%                1.79%                  0.58%                  0.45%
                   01/31/99                  5.45%                1.51%                  0.69%                  0.01%
                   12/31/98                  4.64%                1.30%                  0.01%                  0.01%


 8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                        --------------------------------------------------------------------------------------
                                         COLLECTION           3 COLLECTION       6 COLLECTION PERIODS     CUMULATIVE SINCE
                                           PERIOD            PERIODS ENDING            ENDING               CUT-OFF DATE
                                          JUNE-00               JUNE-00               JUNE-00
                                        --------------------------------------------------------------------------------------
 a.    Number of Liquidated Contracts         204                  621                  1,470                  3,784
 b.    Number of Liquidated
       Contracts as a Percentage
       of Initial Contracts                 0.291%               0.887%                 2.101%                 5.407%
 c.    Required Payoff Amounts of
       Liquidated Contracts             1,921,252            5,929,136             13,378,592             41,674,480
 d.    Liquidation Proceeds Allocated
       to Owner Trust                     658,578            1,904,547              3,023,302              5,157,508
 e.    Aggregate Current Realized
       Losses                           1,262,674            4,024,589             10,355,290             36,516,972
 f.    Aggregate Current Realized
       Losses as a Percentage of
       Cut-off Date Contract Pool
       Principal Balance                    0.094%               0.300%                 0.771%                 2.719%

 II.   INFORMATION REGARDING THE SECURITIES
      1.  SUMMARY OF BALANCE INFORMATION

         -----------------------------------------------------------------------------------------------------------------------
                                      PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF  CLASS FACTORS AS OF
             CLASS          COUPON        JULY 17, 2000            JULY 17, 2000       JUNE 15, 2000            JUNE 15, 2000
                             RATE         PAYMENT DATE             PAYMENT DATE         PAYMENT DATE             PAYMENT DATE
         -----------------------------------------------------------------------------------------------------------------------
     a.    Class A-1 Notes  5.195000%        $          0               0.00000             $          0             0.00000
     b.    Class A-2 Notes  5.290000%        $          0               0.00000             $          0             0.00000
     c.    Class A-3 Notes  5.450000%        $300,846,505               0.64009             $324,157,825             0.68969
     d.    Class A-4 Notes  5.450000%        $201,430,384               1.00000             $201,430,384             1.00000
     e.    Class A-5 Notes  5.500000%        $ 67,844,689               0.55216             $ 70,312,391             0.57224
     f.    Class B Notes    5.660000%        $ 11,581,323               0.74994             $ 12,033,944             0.77925
     g.    Class C Notes    6.190000%        $ 38,269,075               0.74995             $ 39,764,652             0.77926
     h.    Class D Notes    7.210000%        $ 55,893,071               0.74995             $ 58,077,391             0.77926
     i.    Total               N.A.          $675,865,046               0.50330             $705,776,587             0.52557

     Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $ 675,865,046.28 and the CCA Balance is $63,435,101.97

 2.  MONTHLY PRINCIPAL AMOUNT

     a.    Principal Balance of Notes and Equity Certificates
            (End of Prior Collection Period)                                              $705,776,587
     b.    Contract Pool Principal Balance (End of Collection Period)                    $664,400,525
     c.    Monthly Principal Amount                                                      $ 41,376,062
 3.  GROSS COLLECTIONS
     a.    Scheduled Payments Received                                                   $ 29,500,804
     b.    Liquidation Proceeds Allocated to Owner Trust                                 $    658,578
     c.    Required Payoff Amounts of Prepaid Contracts                                  $  2,417,464
     d.    Required Payoff Amounts of Purchased Contracts                                $        --
     e.    Proceeds of Clean-up Call                                                     $        --
     f.    Investment Earnings on Collection Account and Note Distribution.              $    115,990
     g.    Extension Fees Allocated to Owner Trust                                       $        --
     h.    Total Gross Collections (sum of (a) through (g))                              $ 32,692,836

 4.  DETERMINATION OF AVAILABLE FUNDS                                                     32692835.83
     a.    Total Gross Collections                                                       $  1,262,674
     b.    Withdrawal from Cash Collateral Account                                       $ 33,955,510
     c.    Total Available Funds

 5.  APPLICATION OF AVAILABLE FUNDS

     ------------------------------------------------------------------------------------------------
                  ITEM                         AMOUNT                       REMAINING AVAILABLE FUNDS
     ------------------------------------------------------------------------------------------------
     a.    Total Available Funds                                                          $33,955,510
     b.    Servicing Fee                   $   723,830                                    $33,231,680
     c.    Interest on Notes:
           i) Class A-1 Notes              $       --                                     $33,231,680
           ii) Class A-2 Notes             $       --                                     $33,231,680
           iii) Class A-3 Notes            $ 1,472,217                                    $31,759,463
           iv) Class A-4 Notes             $   914,830                                    $30,844,633
           v) Class A-5 Notes              $   322,265                                    $30,522,368
           vi) Class B Notes               $    56,760                                    $30,465,608
           vii) Class C Notes              $   205,119                                    $30,260,489
           viii) Class D Notes             $   348,948                                    $29,911,540
     d.    Principal of Notes
           i) Class A-1 Notes              $       --                                     $29,911,540
           ii) Class A-2 Notes             $       --                                     $29,911,540
           iii) Class A-3 Notes            $23,311,320                                    $ 6,600,221
           iv) Class A-4 Notes             $       --                                     $ 6,600,221
           v) Class A-5 Notes              $ 2,467,702                                    $ 4,132,519
           vi) Class B Notes               $   452,621                                    $ 3,679,897
           vii) Class C Notes              $ 1,495,577                                    $ 2,184,320
           viii) Class D Notes             $ 2,184,320                                    $       --
     e.    Deposit to Cash
           Collateral Account              $       --                                     $       --
     f.    Amount to be applied in
           accordance with CCA
           Loan Agreement                  $       --                                     $       --
     g     Balance, if any, to Equity
           Certificates                    $       --                                     $       --

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

      1.  BALANCE RECONCILIATION
          -----------------------------------------------------------------------------------------
                                                                                     JULY 17, 2000
                            ITEM                                                      PAYMENT DATE
          -----------------------------------------------------------------------------------------
          a.    Available Cash Collateral Amount (Beginning)                             64,697,776
          b.    Deposits to Cash Collateral Account                                             --
          c.    Withdrawals from Cash Collateral Account                                  1,262,674
          d.    Releases of Cash Collateral Account Surplus                                     --
                (Excess, if any of (a) plus (b) minus (c) over (f))
          e.    Available Cash Collateral Amount (End)                                   63,435,102
                (Sum of (a) plus (b) minus (c) minus (d))
          f.    Requisite Cash Collateral Amount                                         66,277,565
          g.    Cash Collateral Account Shortfall                                         2,842,463
                (Excess, if any, of (f) over (e))
      2.        CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
          a.    For Payment Dates from, and including, the
                January 1999 Payment Date  to,
                and including, the December 1999 Payment Date
                1) Initial Cash Collateral Amount                                        94,000,846
          b.    For Payment Dates from, and including, the
                January 2000 Payment Date until
                the Final Payment Date, the sum of
                1) 8.25% of the Contract Pool Principal Balance                          54,813,043
                2) The Aggregate Principal Balance of the Notes
                and the Equity Certificate Balance less the
                Contract Pool Principal Balance                                          11,464,522
                3) Total ((1) plus (2))                                                  66,277,565
                  c.    Floor equal to the lesser of
                        1) 1.25% of Cut-Off Date Contract Pool Principal
                        Balance ($16,785,865); and                                       16,785,865
                        2) the Aggregate Principal Balance of the Notes
                        and the Equity Certificate Balance                              675,865,046
                  d.    Requisite Cash Collateral Amount                                 66,277,565

              3.        CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
                  a.    Interest Shortfalls                                                     --
                  b.    Principal Deficiency Amount                                       1,262,674
                  c.    Principal Payable at Stated Maturity Date of
                        Class of Notes or Equity Certificates                                   --
                  d.    Total Cash Collateral Account Withdrawals                         1,262,674

IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

   --------------------------------------------------------------------------------------
            DISTRIBUTION             CLASS A-1    CLASS A-2    CLASS A-3     CLASS A-4
             AMOUNTS                   NOTES        NOTES        NOTES         NOTES
   --------------------------------------------------------------------------------------
   1. Interest Due                    $    --      $    --    $ 1,472,217     $914,830
   2. Interest Paid                   $    --      $    --    $ 1,472,217     $914,830
   3. Interest Shortfall              $    --      $    --    $        --     $    --
   ((1) minus (2))
   4. Principal Paid                  $    --      $    --    $23,311,320     $    --
   5. Total Distribution Amount       $    --      $    --    $24,783,537     $914,830
   ((2) plus (4))



   -------------------------------------------------------------------------------------------------
            DISTRIBUTION             CLASS A-5     CLASS B      CLASS C      CLASS D
             AMOUNTS                   NOTES        NOTES        NOTES         NOTES        TOTALS
   -------------------------------------------------------------------------------------------------
   1. Interest Due                  $  322,265     $ 56,760   $  205,119    $  348,948   $ 3,320,139
   2. Interest Paid                 $  322,265     $ 56,760   $  205,119    $  348,948   $ 3,320,139
   3. Interest Shortfall            $      --      $   --     $     --      $     --     $       --
   ((1) minus (2))
   4. Principal Paid                $2,467,702     $452,621   $1,495,577    $2,184,320   $29,911,540
   5. Total Distribution Amount     $2,789,967     $509,382   $1,700,696    $2,533,268   $33,231,680
   ((2) plus (4))



 V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

   ---------------------------------------------------------------------------------------------
                                                   AS OF END OF                AS OF END OF
               ITEM                                   JUNE-00                     MAY-00
                                                 COLLECTION PERIOD          COLLECTION PERIOD
   ---------------------------------------------------------------------------------------------
   1.  ORIGINAL CONTRACT CHARACTERISTICS
       a.    Original Number of Contracts                 69,983                   N.A.
       b.    Cut-Off Date Contract Pool           $1,342,869,226                   N.A.
             Principal Balance
       c.    Original Weighted Average                     46.30                   N.A.
             Remaining Term
       d.    Weighted Average                              56.50                   N.A.
             Original Term
   2.  CURRENT CONTRACT CHARACTERISTICS
       a.    Number of Contracts                          54,268                  55,180
       b.    Average Contract                            $12,243                 $12,593
             Principal Balance
       c.    Weighted Average                               32.2                    32.9
             Remaining Term

VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE

    ---------------------------------------------          ---------------------------------------------------
     PAYMENT DATE                   SINCE ISSUE              PAYMENT DATE                SINCE ISSUE
       PERIOD                          CPR                      PERIOD                      CPR
    ---------------------------------------------          ---------------------------------------------------
         0       December-98                                  14     Feb-00                7.416%
         1       January-99            1.060%                 15     Mar-00                7.402%
         2       Feb-99                4.881%                 16     Apr-00                7.666%
         3       Mar-99                9.207%                 17     May-00                7.357%
         4       April-99             10.595%                 18     Jun-00                7.546%
         5       May-99               10.294%                 19     Jul-00                7.511%
         6       Jun-99                9.272%
         7       Jul-99                9.814%
         8       Aug-99                8.969%
         9       Sep-99                8.813%
         10      Oct-99                8.067%
         11      Nov-99                7.852%
         12      Dec-99                7.803%
         13      Jan-00                7.484%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

         A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on July 17, 2000 .

   This Certificate shall constitute the Servicer's Certificate as required by
  Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                           Glenn Votek
                           -----------
                           Glenn Votek
                           Executive Vice President, and Treasurer